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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: April 14, 1997

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                            UROHEALTH SYSTEMS, INC.
             (Exact name of Registrant as specified in its Charter)

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                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-11150                                          98-0122944
 (Commission file number)                               (IRS Employer
                                                    Identification Number)

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                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA        92660
              (Address of principal executive offices) (Zip code)

                                 (714) 668-5858
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF MICROSURGE, INC.

On March 31, 1997, the Company completed the acquisition of MICROSURGE, Inc. ("Microsurge"). The Agreement and Plan of Merger, dated March 11, 1997, provided for the issuance of shares of UROHEALTH Common Stock in exchange for all of the outstanding Microsurge capital stock, the repayment of bank debt of approximately $3.2 million and the assumption of $5.5 million in convertible notes. The value of this transaction is approximately $38.0 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) FINANCIAL STATEMENTS AND EXHIBITS.

                The required historical and pro forma financial statements for Microsurge, Inc. are not presently available for filing in this Current Report on Form 8-K. UROHEALTH will file the required financial statements as soon as practicable after the date hereof, but in no event later than June 12, 1997.

        (C) EXHIBITS

        The following exhibits are filed as a part of this report:

        Exhibit
        Number

          2.0 Agreement and Plan of Merger dated March 11, 1997 by and between UROHEALTH SYSTEMS, INC., UROHEALTH, INC. (California) and MICROSURGE, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UROHEALTH SYSTEMS, INC.
                                        (Registrant)


                                        By:   /s/  JAMES L. JOHNSON
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                                            James L. Johnson
                                            Executive Vice President and
                                            Chief Financial Officer

Date: April 14, 1997